Exhibit 3.323

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “WOLF CREEK LANDFILL, LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE SEVENTEENTH DAY OF MAY, A.D. 2005, AT 1:39 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “ADVANCED DISPOSAL SERVICES – TWC LANDFILL, LLC” TO “WOLF CREEK LANDFILL, LLC”, FILED THE TWENTY-FIRST DAY OF JUNE, A.D. 2005, AT 3:18 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “WOLF CREEK LANDFILL, LLC”.

State of Delaware

Secretary of State

Division of Corporations

Delivered 01:45PM 05/17/2005

FILED 01:39 PM 05/17/2005

SRV 050403302 - 3971075 FILE

CERTIFICATE OF FORMATION

OF

ADVANCED DISPOSAL SERVICES – TWC LANDFILL, LLC

ARTICLE I - NAME

The name of this Limited Liability Company is Advanced Disposal Services – TWC Landfill, LLC (the “Company’’).

ARTICLE II - INITIAL REGISTERED OFFICE AND AGENT

The street address of the initial registered office of the Company is 1209 Orange Street Wilmington, Delaware 19801, and the name of its initial registered agent at such address is The Corporation Trust Company.

ARTICLE III - OPERATING AGREEMENT

The rights and duties of the members of the Company are set forth in the Operating Agreement of the Company.

IN WITNESS WHEREOF, the undersigned authorized person of the Company has executed this Certificate of Formation this 16th day of May, 2005.

ADVANCED DISPOSAL SERVICES -

TWC LANDFILL, LLC

State of Delaware

Secretary of State

Division of Corporations

Delivered 03:22PM 06/21/2005

FILED 03:18PM 06/21/2005

SRV 050515979 - 3971075 FILE

CERTIFICATE OF AMENDMENT

OF

ADVANCED DISPOSAL SERVICES – TWC LANDFILL, LLC

1. The name of the limited liability company is Advanced Disposal Services – TWC Landfill, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

ARTICLE I - NAME

The name of this Limited Liability Company is Wolf Creek Landfill, LLC (the “Company”).

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Advanced Disposal Services – TWC Landfill, LLC this 19th day of June, 2005.

ADVANCED DISPOSAL SERVICES, INC. - Sole Member

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